================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                CURRENT  REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 14, 1999



                        CROWN CASTLE INTERNATIONAL CORP.
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                      0-24737                 76-0470458
(State or Other              (Commission File           (IRS Employer
Jurisdiction of                    Number)             Identification
Incorporation)                                              Number)

                                510 Bering Drive
                                   Suite 500
                               Houston, TX 77057
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code:  (713) 570-3000

     This document includes "forward-looking" statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

     Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Company's Registration Statement on Form S-3 (Reg. No. 333-83395), as amended and as supplemented by a prospectus supplement dated August 5, 1999.

ITEM 5. OTHER EVENTS

     On September 15, 1999, Crown Castle International Corp. ("CCIC") and GE Capital Structured Finance Group ("SFG") jointly announced that SFG has agreed to make a $200,000,000 strategic investment in CCIC. In exchange for this $200,000,000 investment, CCIC will issue to SFG (i) 200,000 shares of CCIC
8 1/4% Mandatorily Redeemable, Convertible Preferred Stock, each of which is convertible into shares of CCIC common stock at a conversion price of $26.88 per share and (ii) warrants to purchase one million shares of CCIC common stock at an exercise price of $26.88 per share.

     The convertible preferred stock will have an aggregate liquidation preference of $200,000,000 and will have a term of 12 1/2 years. The warrants will have a term of five years. Dividends on the convertible preferred stock will be payable quarterly in cash, common stock or a combination of cash and common stock, at CCIC's option. SFG will be prohibited from reselling the convertible preferred stock, the warrants and the common stock issued upon their conversion or exercise, as applicable, for a period of two years from the date of closing of the transaction, subject to certain exceptions. SFG will have the right to nominate one CCIC director and will have full voting rights on an "as converted" basis as applicable to the common stock.

     A copy of the press release announcing this transaction is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

     A copy of the summary of terms and conditions relating to this transaction is attached hereto as Exhibit 99.2 and is hereby incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of businesses acquired.

     - Not applicable.

     (b) Pro forma financial information.

     The following unaudited pro forma condensed consolidated financial statements, together with the introductory language thereto, are included herein as Exhibit 2.1:

          (1) Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1998 and the six months ended June 30, 1999

          (2) Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

          (3) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1999

          (4) Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet


     (c) Exhibits.

Exhibit No.                             Description
-----------                             -----------
        2.1 Unaudited Pro Forma Condensed Consolidated Financial Statements of Crown Castle International Corp.
       99.1   Press Release dated September 15, 1999
       99.2 Summary of Terms and Conditions of 8 1/4% Mandatorily Redeemable, Convertible Preferred Stock, dated September 14, 1999

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CROWN CASTLE INTERNATIONAL CORP.,



                                        By:     /s/ Wesley D. Cunningham
                                           ---------------------------------
                                           Name:    Wesley D. Cunningham
                                           Title:   Senior Vice President,
                                                    Corporate Controller and
                                                    Chief Accounting Officer

Date: October 12, 1999

                                 EXHIBIT INDEX

Exhibit No.                             Description
-----------                            -------------
        2.1 Unaudited Pro Forma Condensed Consolidated Financial Statements of Crown Castle International Corp.
       99.1   Press Release dated September 15, 1999
       99.2 Summary of Terms and Conditions of 8 1/4% Mandatorily Redeemable, Convertible Preferred Stock, dated September 14, 1999